UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2013

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-18225	77-0059951
(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 13, 2013, Cisco Systems, Inc. (the “Registrant”) reported its results of operations for its fiscal second quarter 2013 ended January 26, 2013. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1.

The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

The attached exhibits include non-GAAP net income, non-GAAP effective tax rates, non-GAAP net income per share data and non-GAAP inventory turns.

These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Registrant believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Registrant’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate the Registrant’s results of operations in conjunction with the corresponding GAAP measures.

The Registrant believes that the presentation of non-GAAP net income, non-GAAP effective tax rates, and non-GAAP net income per share data when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and results of operations. In addition, the Registrant believes that the presentation of non-GAAP inventory turns provides useful information to investors and management regarding financial and business trends relating to inventory management based on the operating activities of the periods presented.

For its internal budgeting process, the Registrant’s management uses financial statements that do not include, when applicable, share-based compensation expense, amortization of acquisition-related intangible assets, impact to cost of sales from purchase accounting adjustments to inventory, other acquisition-related/divestiture costs, significant asset impairments and restructurings, the income tax effects of the foregoing, and significant tax matters. The Registrant’s management also uses the foregoing non-GAAP measures, in addition to the corresponding GAAP measures, in reviewing the financial results of the Registrant. In prior periods, the Registrant has excluded other items that it no longer excludes for purposes of its non-GAAP financial measures. From time to time in the future, there may be other items that the Registrant may exclude for purposes of its internal budgeting process and in reviewing the financial results of the Registrant.

As described above, the Registrant excludes the following items from one or more of its non-GAAP measures when applicable:

Share-based compensation expense. These expenses consist primarily of expenses for employee stock options, employee stock purchase rights, employee restricted stock and employee restricted stock units, including such expenses associated with acquisitions. The Registrant excludes share-based compensation expense from its non-GAAP measures primarily because they are non-cash expenses that the Registrant does not believe are reflective of ongoing operating results. Further, the Registrant believes that it is useful to investors to understand the impact of share-based compensation to its results of operations.

Amortization of acquisition-related intangible assets. The Registrant incurs amortization of intangible assets (which may include impairment charges from the write-downs of purchased intangible assets) in connection with acquisitions. The Registrant excludes these items because these expenses are not reflective of ongoing operating results in the period incurred. These amounts arise from the Registrant’s prior acquisitions and have no direct correlation to the operation of the Registrant’s business.

Impact to cost of sales from purchase accounting adjustments to inventory. This represents the amount of increase in inventory valuation resulting from the fair value adjustments required under purchase accounting for business combinations. These amounts arise from the Registrant’s prior acquisitions and have no direct correlation to the operation of the Registrant’s business.

Other acquisition-related/divestiture costs. In connection with its business combinations, the Registrant incurs compensation expense, changes to the fair value of contingent consideration, as well as professional fees and other direct expenses such as restructuring activities related to the acquired company. In addition, from time to time the Registrant enters into foreign currency transactions related to pending acquisitions, and may incur gains or losses on such transactions. The Registrant may also from time to time incur gains or losses from divestitures of a business area as well as professional fees and other direct expenses associated with such transactions. The Registrant excludes such compensation expense, changes to the fair value of contingent consideration, fees, other direct expenses, and gains and losses, as they are related to acquisitions and divestitures and have no direct correlation to the operation of the Registrant’s business.

Significant asset impairments and restructurings. The Registrant from time to time incurs significant asset impairments, restructuring charges, and gains or losses on asset disposals. The Registrant excludes these items, when significant, because it does not believe they are reflective of ongoing business and operating results.

Income tax effects of the foregoing. This amount is used to present each of the amounts described above on an after-tax basis consistent with the presentation of non-GAAP net income.

Significant tax matters. The Registrant may be subject to changes in tax legislation, court decisions, or tax settlements, that affect one or more prior fiscal years. The Registrant excludes the tax charges or benefits of these items, when significant, because it does not believe they are reflective of ongoing business and operating results.

From time to time in the future, there may be other items, such as significant gains or losses from contingencies, that the Registrant may exclude if it believes that doing so is consistent with the goal of providing useful information to investors and management.

The Registrant will incur share-based compensation expense, amortization of acquisition-related intangible assets, impacts to cost of sales from purchase accounting adjustments to inventory, and other acquisition-related costs, in future periods. Significant asset impairments, restructurings, and divestiture costs could occur in future periods. The Registrant could also be impacted by significant tax matters in future periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: February 13, 2013	By:	/s/ Frank A. Calderoni
	Name:	Frank A. Calderoni
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release of Registrant, dated February 13, 2013, reporting the results of operations for the Registrant’s fiscal second quarter ended January 26, 2013.